                                                                   Exhibit 99.2

                     International Flavors & Fragrances Inc.
                           2001 Quarterly Information
                             (Dollars in thousands)

The following tables report IFF's quarterly geographical information based on the new regional organzational structure:

                                                 North                   Indian      Latin       Asia-
1st Quarter 2001                                America      Europe   Subcontinent  America     Pacific   Eliminations  Consolidated
--------------------------------------------------------    --------  ------------  --------    --------  ------------  ------------
Sales to unaffiliated customers                $ 157,582   $ 187,125    $  8,056    $ 61,490    $ 69,408    $       -    $ 483,661
Transfers between areas                           23,365      33,066         261         385       3,909      (60,986)           -
                                               ---------   ---------    --------    --------    --------    ---------    ---------
Total sales                                    $ 180,947   $ 220,191    $  8,317    $ 61,875    $ 73,317    $ (60,986)   $ 483,661
                                               =========   =========    ========    ========    ========    =========    =========
Segment profit                                 $  18,708   $  43,259    $  2,040    $ 13,422    $ 15,560    $    (738)   $  92,251
                                               =========   =========    ========    ========    ========    =========

Corporate and other unallocated expenses                                                                                   (13,980)
Amortization of goodwill and other intangibles                                                                             (11,355)
Nonrecurring charges                                                                                                       (12,420)
Interest expense                                                                                                           (22,300)
Other income (expense), net                                                                                                    240
                                                                                                                         ---------
Income before taxes on income                                                                                            $  32,436
                                                                                                                         =========

                                                 North                   Indian      Latin       Asia-
2nd Quarter 2001                                America      Europe   Subcontinent  America     Pacific   Eliminations  Consolidated
--------------------------------------------------------    --------  ------------  --------    --------  ------------ ------------
Sales to unaffiliated customers                $ 164,181   $ 174,684    $  8,941    $ 61,758    $ 68,652    $       -    $ 478,216
Transfers between areas                           20,637      36,694       2,126         272       4,658      (64,387)           -
                                               ---------   ---------    --------    --------    --------    ---------    ---------
Total sales                                    $ 184,818   $ 211,378    $ 11,067    $ 62,030    $ 73,310    $ (64,387)   $ 478,216
                                               =========   =========    ========    ========    ========    =========    =========
Segment profit                                 $  25,302   $  44,346    $  3,214    $ 13,859    $ 17,356    $      99    $ 104,176
                                               =========   =========    ========    ========    ========    =========

Corporate and other unallocated expenses                                                                                   (11,969)
Amortization of goodwill and other intangibles                                                                             (11,400)
Nonrecurring charges                                                                                                        (8,780)
Interest expense                                                                                                           (17,634)
Other income (expense), net                                                                                                 (1,006)
                                                                                                                         ---------
Income before taxes on income                                                                                            $  53,387
                                                                                                                         =========

                                                 North                   Indian      Latin       Asia-
3rd Quarter 2001                                America      Europe   Subcontinent  America     Pacific   Eliminations  Consolidated
--------------------------------------------------------    --------  ------------  --------    --------  ------------  ------------
Sales to unaffiliated customers                $ 160,050   $ 165,968    $  8,042    $ 63,978    $ 64,681    $      -     $ 462,719
Transfers between areas                           21,421      33,619         186         590       4,210     (60,026)            -
                                               ---------   ---------    --------    --------    --------    --------     ---------
Total sales                                    $ 181,471   $ 199,587    $  8,228    $ 64,568    $ 68,891    $(60,026)    $ 462,719
                                               =========   =========    ========    ========    ========    ========     =========
Segment profit                                 $  26,847   $  39,661    $  1,702    $ 14,936    $ 15,746    $    (92)    $  98,800
                                               =========   =========    ========    ========    ========    ========

Corporate and other unallocated expenses                                                                                    (8,853)
Amortization of goodwill and other intangibles                                                                             (11,491)
Nonrecurring charges                                                                                                        (8,869)
Interest expense                                                                                                           (16,545)
Other income (expense), net                                                                                                  1,864
                                                                                                                         ---------
Income before taxes on income                                                                                            $  54,906
                                                                                                                         =========

                                            North                    Indian       Latin        Asia-
4th Quarter 2001                           America      Europe    Subcontinent   America      Pacific    Eliminations  Consolidated
----------------------------------------------------  ----------  ------------  ----------  -----------  ------------  ------------
Sales to unaffiliated customers           $  134,993  $  154,797  $      7,645  $   58,291  $    63,444  $         -   $    419,170
Transfers between areas                       17,692      31,483           125         431        3,843      (53,574)             -
                                          ----------  ----------  ------------  ----------  -----------  -----------   ------------
Total sales                               $  152,685  $  186,280  $      7,770  $   58,722  $    67,287  $   (53,574)  $    419,170
                                          ==========  ==========  ============  ==========  ===========  ===========   ============
Segment profit                            $   20,351  $   35,924  $      1,478  $   11,659  $    12,313  $     3,422   $     85,147
                                          ==========  ==========  ============  ==========  ===========  ===========

Corporate and other unallocated expenses                                                                                    (13,822)
Amortization of goodwill and other intangibles                                                                              (11,843)
Nonrecurring charges                                                                                                              -
Interest expense                                                                                                            (13,945)
Other income (expense), net                                                                                                   1,511
                                                                                                                       ------------
Income before taxes on income                                                                                          $     47,048
                                                                                                                       ============